EX-99.16
POWER OF ATTORNEY
I, Shiliang Tang, Trustee of Starr Investment Trust (the "Trust"), hereby constitute and appoint Brett Boscho my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statements of the Trust on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trust on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.
Signature	Title	Date

/s/ Shiliang Tang	Trustee	February 1, 2018
Shiliang Tang

POWER OF ATTORNEY
I, Ann Chung, Trustee of Starr Investment Trust (the "Trust"), hereby constitute and appoint Brett Boscho my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statements of the Trust on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trust on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.
Signature	Title	Date

/s/ Ann Chung	Trustee	February 1, 2018
Ann Chung

POWER OF ATTORNEY
I, Robert Weiss, Trustee of Starr Investment Trust (the "Trust"), hereby constitute and appoint Brett Boscho my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statements of the Trust on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trust on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.
Signature	Title	Date

/s/ Robert Weiss	Trustee	February 1, 2018
Robert Weiss